SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 19, 2001
                                                       ----------------


                                NTL INCORPORATED
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-30673                       13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrants Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits.
-------    ---------------------------------

        Exhibits

99.1 Press release issued January 19, 2001 announcing the January 25, 2001 presentation


Item 9.    Regulation FD Disclosure.
-------    -------------------------

     NTL Incorporated is furnishing this Report on Form 8-K pursuant to Regulation FD that on January 25, 2001 Barclay Knapp, NTL's Chief Executive Officer and Members of Senior Management will discuss the following new information regarding NTL's 4th quarter 2000 operational results and anticipated financial outlook.


GENERAL INFORMATION

- As of December 31, 2000 the Company had 8.3 million customers under management in its wholly owned subsidiaries and its European affiliates. These customers represent 9.4 million Revenue Generating Units (RGU's) comprised of 6.3 million CATV RGU's, 3.0 million Telephone RGU's and 0.1 million Broadband RGU's.

- The Company has initiated discussions with a number of its vendors regarding the provision of "vendor financing."

- The Company provided the following comparison between its UK consumer operations and those of Sky.

                               Sky                           NTL
                               9/30                     9/30 and 12/31
                               -------------------      -----------------------
 Revenue                       520 pounds sterling       560 pounds sterling
 EBITDA*                        49 pounds sterling        62 pounds sterling
 Addressable Market             24mm                     7.7mm
 TV Customers                  4.7mm                     2.3mm
 % Penetration                 19.6%                     29.9%
 Quarterly Customer Growth     210K                       79K
 % Addressable                 0.9%                       1.0%
 Digital Additions             500                        205
 % Base                        10.6%                      8.9%


Note:* NTL financials are as of 9/30/2000 and EBITDA is pre corporate expenses. Operating statistics are as of 12/31/2000 and are for the UK only. Sky statistics are as of 9/30/2000, per the Sky operating release.

The Company's 2001 Business Priorities are expected to be as follows:

-    Complete the integration of its recent acquisitions

          -    Improve the customer experience of its newly acquired customers

-    Exploit revenue headroom

          -    Implement  pricing  and  packaging  changes
          -    Upsell additional services to existing customers

-    Improve margins and reduce costs

          -    Supply chain management, continued cost rationalization

-    Increase asset utilization

          -    Maximize penetration of existing network build

          - Migrate single service customers to dual, and dual service customers to triple

-    Manage the balance sheet

          -    Complete potential financial transactions

The Company's cash flows for 2001 and 2002 are expected to be as follows:


------------------------------------------------------------
                                      2001E       2002E
------------------------------------------------------------
Pro Forma Liquidity (Start)         * 2,200      * 1,450
------------------------------------------------------------
EBITDA                                  385          825
------------------------------------------------------------
Corporate Expense                       (25)         (25)
------------------------------------------------------------
Cash Interest                          (710)        (850)
------------------------------------------------------------
Financing Opportunities                 900
------------------------------------------------------------
Capital Expenditures                 (1,300)      (1,000)
------------------------------------------------------------
Cash and Facilities (End)           * 1,450        * 400
------------------------------------------------------------

Note: *Pounds Sterling

The Company's expected priorities for the next 24 months are the integration of its recent acquisitions, implementation of its business strategy and execution of its business plan. The Company's projected 2005 goals are:

-    Consumer
     -    60% penetration

-    Business
     -    20% share of addressable market

-    Broadcast
     -    20% + compound annual EBITDA growth from 2000

-    Europe
     -    25% + compound annual investment value growth from 2000


ANTICIPATED FINANCIAL OUTLOOK

- The Company's expected financial outlook for its fiscal year ending December 31, 2001 is Revenue of 2,600 million pounds sterling, EBITDA of 385 million pounds sterling (pre corporate expenses), a 15% EBITDA margin and Capital Expenditures of 1,300 million pounds sterling. In addition, the Company's expected financial outlook for its fiscal year ending December 31, 2002 is Revenue of 3,300 million pounds sterling, EBITDA of 825 million pounds sterling (pre corporate expenses), a 24% EBITDA margin and Capital Expenditures of 1,000 million pounds sterling.

- The Company expects an EBITDA benefit of 40 million pounds sterling in 2001 and 110 million pounds sterling in 2002 as a result of cost rationalization. The Company also expects an EBITDA benefit of 10 million pounds sterling in 2001 and 40 million pounds sterling in 2002 as a result of new agreements with a number of its existing suppliers and outsourcing contracts. These figures have been incorporated into the Company's expected financial outlook for 2001 and 2002 described above.

- The Company expects a number of financing opportunities that it is currently pursuing and the potential proceeds that may be realized from these opportunities. Specifically, the Company notes that it may receive 250 million pounds sterling of cash proceeds from the issuance of a tracking stock that reflects the performance of its Broadcast Transmission and Tower Site Leasing operations; 150 million pounds sterling of cash availability from a bank facility secured by its operations in Australia; and 500 million pounds sterling of cash availability from vendor financing from the providers of its digital set top boxes and network equipment.

- The Company expects average quarterly capital expenditures to decline from 490 million pounds sterling in the third quarter of 2000 to 325 million pounds sterling per quarter for the year ending December 31, 2001 and 250 million pounds sterling per quarter for the year ending December 31, 2002.

- Finally, the company expects that quarterly EBITDA will exceed quarterly cash interest charges by the end of 2002.

BROADCAST DIVISION

The facts and achievements relating to the Company's Broadcast Division are as follows:

- 93% of the division's 2.3 billion pounds sterling order book has 10 year or longer contracts

- The Company provides services to 85% of the UK's local commercial radio operators as well as Classic FM, a national operator.

-    The Company has 2,630 towers and sites in the UK and Australia


               ------------------- ----------------- ---------------- ----------------- ----------------
                                    Owned, Leased
                                      or Managed       To Which We
               Location                                Have Access      Land Options         Total
               U.K.                           1,391              678               791            2,860

               Australia                        410              151                 0              561

               Total                          1,801              829               791            3,421
               ------------------- ----------------- ---------------- ----------------- ----------------

The Broadcast Division's 2001 priorities are expected to be as follows:

     -    Focus on 3G opportunities for Towers

     -    Continue digital TV roll-out in UK and Australia

     -    Win over 70% of local digital radio contracts

     - Exploit satellite uplinking assets as TV channel capacity explodes (250 to 800)

     -    Pursue Continental European opportunities

     -    Win remaining digital contracts in Australia

     -    Improve operating efficiencies

BUSINESS DIVISION

The facts and achievements relating to the Company's Business Division are as follows:

-    The Company's network passes over 400,000 business premises in the UK

-    The Company serves over 76,000 customers

- The division achieved a record forward order book of over 600 million pounds sterling in the fourth quarter of 2000

-    Current contracts with Vodafone, Orange and One2One were extended

-    The Company continued to grow customers and lines quarter over quarter

-    The  division's   revenue  mix  for  the  fourth  quarter  2000  (excluding
     Radiocomms) was 60% data, 32% voice and 8% other services

-    The Business Division's 2001 Priorities are expected to be as follows:

     - Expand product offer for small businesses to include broadband and mobile

     -    Focus on winning business within its existing network footprint

     -    Increase focus on data products

     -    Improve operating efficiencies

CONSUMER DIVISION

The facts and achievements relating to the Company's Consumer Division are as follows:

- Average revenue per customer for our UK on-net business (excluding BT Cable) is approximately 35 pounds sterling per month

-    The Company is reducing the fault rates at ConsumerCo

- The Company has a 73% market share of the dial-up Internet users among its customers that it has offered its ntlworld product

-    The Consumer Division's 2001 Priorities are expected to be as follows:

     -    Focus on achieving targets

          -    1.25 million digital subscribers by end 2001
          -    Over  100,000  cable  modem  subscribers  by end  2001

     -    Focus on revenue growth

          -    Pricing, packaging & product development
          -    Upsell digital, premium channels and high speed access

     -    Complete integration of acquired entities

     -    Reduce the cost base

     -    Improve customer experience in

          -    Installations, billing and London

-    The following statistics relate to the Company's London operation:

          -    1.4 million homes passed
          -    360,000 customers
          -    25% penetration
          -    25% annualized churn
          -    20% of all orders cancelled prior to installation

- The Company has 418,000 homes passed in Ireland of which 30,000 had been upgraded and released to marketing. It has 370,000 Irish subscribers and a penetration rate of 89%. It is currently conducting a business review to evaluate technology options for delivering digital services.

CONTINENTAL EUROPEAN DIVISION

The facts and achievements relating to the Company's Continental European Division are as follows:

-    Cablecom (Switzerland; 100%)

          -    Digital upgrade 30% complete

          -    Launch of digital services in 2001

          -    IP Telephony testing today

-    1G Networks (France; 100%)

          -    Successful digital TV and cable modem pilot launch

          -    Network upgrade ongoing

          -    Telephony testing today

-    eKabel (Germany; 32.5%)

          -    First trial "Triple Play" customers Q2-2001

          -    Converting  housing  associations   subscribers  to  585K  direct
               subscribers

-    Noos (France; 27% Pending Acquisition)

          -    Upgrade of Paris network in process

          -    Three new franchises awarded in the Paris area - 583K homes

          -    Converting   housing   associations   subscribersto  224K  direct
               subscribers

-    B2 (Sweden; 25%)

     -    101K premises passed; 23K signed-up FTTH subs; 15K connected subs

     -    Focus on increasing penetration among existing customers passed


- The Continental European Division's 2001 Priorities are expected to be as follows:

-       Maintain capital efficient digital upgrades

          -    Accelerate selling in previously converted areas

          -    Focus on cable modems, then telephony

- Closely integrate European units to exploit synergies while maintaining regional focus

          -    Programming and technology

- Plan for the expansion of the Company's Business Division to leverage off the European broadband networks

                                      ***


               SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES
                          LITIGATION REFORM ACT OF 1995

Certain statements in this material contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: general economic and business conditions, the Company's ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals, finance construction and development and the ability to complete certain pending acquisitions, all in a timely manner and reasonable basis and on satisfactory terms and conditions, as well as assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services, the impact of new business opportunities requiring significant up-front investment, and availability, terms and deployment of capital. We undertake no obligation to update the forward-looking statements contained in this material to reflect subsequently occurring events or circumstances.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Bret Richter
                                              ---------------------------------
                                              Name:    Bret Richter
                                              Title:   Vice President -
                                                       Corporate Development



Dated: January 24, 2001

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                   Page
-------                                                                   -----

99.1    Press release issued January 19, 2001